Exhibit 99.1

TLG Acquisition One Corp. Stockholders Approve Previously Announced Business Combination with Electriq Power, Inc. and TLG Announces Cancellation of Extension Meeting

West Palm Beach, Florida (July 25, 2023) – TLG Acquisition One Corp. (NYSE: TLGA; TLGA.U) (“TLG”), a publicly traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination (the “Business Combination”) with Electriq Power, Inc. (“Electriq”) at TLG’s special meeting of stockholders in lieu of the 2023 annual meeting of stockholders held on July 25, 2023 (the “Special Meeting”).

Over 98% of the votes cast at the Special Meeting were cast in favor of the approval of the Business Combination. TLG stockholders also voted to approve all other proposals presented at the Special Meeting. TLG plans to file the results of the Special Meeting, as tabulated by the inspector of election, with the Securities and Exchange Commission (the “SEC”) on a Form 8-K. The Business Combination is expected to close on Monday, July 31, 2023, subject to customary closing conditions.

TLG estimates that the redemption price of TLG’s Class A common stock, par value $0.0001 per share, in connection with the Business Combination to be $10.63 per share.

Additionally, TLG today announced that it has cancelled the special meeting of stockholders previously scheduled for July 27, 2023 (the “Extension Meeting”) to, among other things, vote upon a proposal to extend the date by which TLG could complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. TLG determined that the Extension Meeting is no longer necessary since the Business Combination is expected to close prior to August 1, 2023, its current business combination deadline.

About Electriq

Electriq, founded in 2014 in Silicon Valley, provides turnkey intelligent energy storage and management solutions for homes and small businesses. Electriq’s solutions deliver always-available, low-cost clean energy, even during intermittent outages and inclement weather. Those solutions enable cities, municipalities, and utilities to provide their constituents with a path to sustainable and resilient sources of energy, regardless of socio-economic status. Electriq announced in November 2022 it had entered into a definitive transaction agreement with TLG Acquisition One Corp. (NYSE: TLGA), a publicly traded special purpose acquisition company. Upon closing of the transaction, the combined company will operate under the name Electriq Power Holdings, Inc. The company’s combined shares are expected to trade on the NYSE under the symbol “ELIQ.”

About TLG

TLG Acquisition One Corp. is a special purpose acquisition company formed by The Lawrie Group for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Generally, statements that are not historical facts in this communication are forward-looking statements. Forward-looking statements herein generally relate to future events or the future financial or operating performance of TLG, Electriq or the combined company expected to result from the Business Combination (the “Combined Company”). For example, projections of future financial or operational performance of Electriq or the Combined Company are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “ expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “budget,” “forecast,” “could,” “continue,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of TLG or Electriq and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TLG, Electriq and their management, as the case may be, are inherently uncertain and subject to material change. There can be no assurance that future developments affecting TLG or Electriq will be those that it has anticipated. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in TLG’s SEC filings. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of TLG and Electriq described above. Neither TLG nor Electriq undertakes any duty to update these forward-looking statements. In addition, no responsibility, liability or duty of care is or will be accepted by TLG, Electriq or any other person for updating or revising this communication or providing any additional information to any recipient and any such liability is expressly disclaimed.

Contacts

Media enquiries for TLG – email mail@tlgacquisitions.com

Media enquiries for Electriq – email ir@electriqpower.com